UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2015

Vu1 CORPORATION

(Exact Name of Registrant as specified in charter)

 California
(State or other jurisdiction of incorporation)

000-21864	84-0672714
(Commission File Number)	(IRS Employer Identification No.)

1001 Camelia Street, Berkeley, California	94710
(Address of principal executive offices)	(Zip Code)

(855) 881-2852

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act of (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act of (17 CFR 240.13e-4(c))

  FORM 8-K

Vu1 Corporation

July 31, 2015

Item 7.01.                      Regulation FD Disclosure

The board of directors of Vu1 Corporation issued a press release dated July 31, 2015.  The release is attached hereto as Exhibit 99.1.

Item 9.01.                      Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

99.1	Press release dated July 31, 2015
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VU1 CORPORATION

Date: July 31, 2015	By: /s/ Matthew J. DeVries
Matthew J. DeVries
Chief Financial Officer